UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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VIRTUALSCOPICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other that the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
of VirtualScopics, Inc.

To All VirtualScopics, Inc. Stockholders:

We are pleased to invite you to attend the Annual Meeting of the Stockholders of VirtualScopics, Inc. to be held at 11 a.m. on May 27, 2010, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York 14610, for the following purposes:

1.	To elect eight (8) members to our Board of Directors to serve a one (1) year term;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Our Board of Directors recommends a vote for Items 1 and 2. Our Board of Directors has fixed the close of business on March 31, 2010, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting, and any adjournment thereof. Holders of our Series A Preferred Stock and Series B Preferred Stock vote together with holders of our Common Stock on the proposals listed above. A list of such stockholders will be available for inspection at least ten (10) days prior to the Annual Meeting, at our principal office.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 27, 2010.   Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.   Our 2009 Annual Report on Form 10-K, the Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders are available at  https://materials.proxyvote.com/928269. Instructions on how to access and review the proxy materials on the Internet can also be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice includes instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet.

Submitting your proxy card or voting online, will not prevent you from attending or voting your shares at the meeting. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Stockholders. For specific instructions on how to vote your shares, see the proxy card or the Notice sent to you.  YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE.

By the Order of the Board of Directors

Molly Henderson, Chief Business and Financial Officer, Senior Vice President and Corporate Secretary

April 16, 2010
Rochester, New York

This notice and the accompanying Proxy Statement, 2009 Annual Report, and proxy card or voting instruction form were either made available to you over the internet or mailed to you on or about April 16, 2010.

TABLE OF CONTENTS

SOLICITATION AND VOTING	1

PROPOSAL 1 – ELECTION OF DIRECTORS	3

Corporate Governance	5

Security Ownership of Certain Beneficial Owners and Management	10

Executive Compensation	13

Certain Relationships and Related Transactions	15

PROPOSAL 2 – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16

INDEPENDENT PUBLIC ACCOUNTANTS	16

WHERE YOU CAN FIND MORE INFORMATION	17

ANNUAL REPORT TO STOCKHOLDERS	17

HOUSEHOLDING	17

OTHER MATTERS	18

STOCKHOLDERS’ PROPOSALS	18

VIRTUALSCOPICS, INC.
PROXY STATEMENT

This Proxy Statement is being sent to the holders of shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock of VirtualScopics, Inc., a Delaware corporation, or the Company, in connection with the solicitation of proxies by our management for use at the 2010 Annual Meeting of Stockholders to be held at 11 a.m. on May 27, 2010, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York 14610, and any adjournments thereof, for the following purposes:

1.	To elect eight (8) members to our Board of Directors to serve a one (1) year term;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Internet Availability of Proxy Materials
Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

SOLICITATION AND VOTING

Information relevant to these matters is set forth in the attached Proxy Statement. Our Board of Directors has fixed the close of business on March 31, 2010, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting, and any adjournment thereof. As of the close of business on the record date, we had 25,828,918 shares of Common Stock, 3,288 shares of Series A Preferred Stock and 2,480 shares of Series B Preferred Stock outstanding. Series A Preferred Stock and Series B Preferred Stock vote with Common Stock. Each outstanding share of Common Stock is entitled to one vote per share. Each outstanding share of Series A Preferred Stock is entitled to 830.36 votes. Each share of the Series B Preferred Stock is entitled to 813 votes. Accordingly, as of the record date we had outstanding 30,575,382 shares entitled to vote.

Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of the outstanding voting shares present in person or represented by proxy at the Annual Meeting will be required to elect eight (8) directors to our Board of Directors under Proposal No. 1.  The vote of a majority of outstanding voting shares present in person or represented by proxy at the Annual Meeting will be necessary to approve Proposal No. 2.  The vote of a majority of voting shares present in person or represented by proxy is necessary to approve any other business presented at the Annual Meeting.

Proxies that abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in "street name" is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year's vote, brokers are entitled to vote for Proposal No. 2. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the stockholders and will have the same effect as a vote against the proposals. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting assuming the broker returns the proxy or attends the meeting. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you personally attending the Annual Meeting in person or by giving a proxy to vote your shares.

Your vote is very important. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to our Corporate Secretary, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: VirtualScopics, Inc, 500 Linden Oaks, Rochester, New York, Attention: Molly Henderson, Chief Business and Financial Officer and Corporate Secretary.

The Board is soliciting proxies so that you can vote before the Annual Meeting. Even if you currently plan to attend the meeting, we recommend that you vote by proxy before the meeting so that your vote will be counted if you later decide not to attend. If you are the record holder of your shares, there are two ways you can vote by proxy:

By Internet
You may vote over the internet by going to www.continentalstock.com and following the instructions when prompted. In order to vote, you will need to have the control number that appears on the proxy card or Notice you received in the mail.

By Mail	You can vote by completing, signing, dating, and returning the proxy card you received in the mail.

If your shares are held in street name, you may vote your shares before the meeting over the internet by following the instructions on the Notice you received or, if you received a voting instruction form from your brokerage firm, bank, or other similar entity by mail, by completing, signing, and returning the form you received. You should check your voting instruction form to see if telephone voting is available to you.

If you received more than one Notice or proxy card, this means you hold shares of common stock in more than one account. You must complete, sign, date, and return each proxy card or vote all shares over the internet or by telephone. If you vote over the internet or by telephone, you should not mail back any proxy card you received.

If you vote by mail, you should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares represented by your signed proxy card will be voted "FOR" Proposal Nos. 1 and 2 listed on the proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

If you vote using one of the methods indicated above, you will be designating Molly Henderson and Jeffrey Markin, each of whom is an executive officer, as your proxies to vote your shares as you instruct. If you sign and return your proxy card but do not give any voting instructions on your proxy card, these individuals will vote your shares by following the Board’s recommendations. If any other business properly comes before the meeting, these individuals will vote on those matters in a manner they consider appropriate.

If you are a stockholder of record on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted over the internet, by telephone or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

The proxies will be solicited by mail, or through our online website pursuant to the Notice to be mailed on or about April 16, 2010, and the cost of solicitation will be paid by us. Designated officers and selected employees may also solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be compensated additionally for that solicitation. We will also pay for the cost of this additional solicitation. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies as provided herein will be paid by us.

PROPOSAL 1 -
ELECTION OF DIRECTORS

We currently have eight (8) directors on our Board of Directors, and nine (9) seats for director positions. The vacancy on the Board of Directors will not be filled at this time. The individuals named below have been nominated by our Board of Directors, upon the recommendation of our Corporate Governance and Nominating Committee, to serve as directors until the 2011 Annual Meeting of Stockholders and until a successor is elected and qualified, unless they die, resign or are removed before that meeting. All of the nominees are currently directors and each has consented to continue serving as a director. If a nominee becomes unavailable for election before the 2010 Annual Meeting, the Board of Directors can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

The Board of Directors has concluded that Messrs. Klimasewski, Analoui, Kerpelman, Knafel, Mintz, Phelps and Walts are “independent” as defined by Nasdaq and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as that term relates to membership on the Board of Directors.

Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

The shares represented by proxy cards returned to us will be voted FOR each of the following individuals, unless you specify otherwise.

L. Jeffrey Markin, age 51, was appointed as Chief Executive Officer and President of VirtualScopics, Inc. in August 2006, and elected as a director, in April 2007.  He joined VirtualScopics as Chief Operating Officer in May 2006, after 26 years at Eastman Kodak Company. Most recently, Mr. Markin was General Manager, Output Systems and Mammography Solutions for Kodak’s Health Group and a corporate officer of the company. Mr. Markin managed major Health Group operations including leadership of the conventional x-ray business, Mammography Solutions, HealthCare IT Software and Solutions business, and Global Radiology Sales and Service organization. He was awarded the Eastman Kodak Chairman’s leadership award in December 2004 for inspired leadership of company and health group objectives. Previously, he held leadership positions in the Document Imaging business, including Vice President of Marketing U.S. and Canada, Global General Manager of the output business, and General Manager of the Asia based services business with operations in China, Hong Kong, Philippines, Malaysia, and Australia. He also served on the Board of Directors for Hermes Precisa Australia the leading document services company in Australia. He joined Kodak in the company’s Rochester, N.Y. film operations division and held successive management positions in Manufacturing, Research and Development, and Quality. In 1998, Mr. Markin graduated from the Executive MBA program of the Simon School of Business, University of Rochester, with honors. He holds a B.S. in Industrial Engineering, with honors, from the State University of New York at Buffalo.

Robert G. Klimasewski, age 67, has served as a director of the Company since its inception, and Chairman since August 2006. He served as Chief Executive Officer of the Company from June 2005 through August 2006. Mr. Klimasewski served as President and Chief Executive Officer of Transcat, Inc. (formerly Transmation, Inc.) (NASDAQ: TRNS), a publicly-held global distributor of professional grade test, measurement and calibration instruments, from 1994 to 1998, when he relinquished those titles and assumed the role of Chairman of the Board of Transcat. In 2002, Mr. Klimasewski stepped down as Chairman of the Board of Transcat and was re-appointed President and Chief Executive Officer. He served in those roles until 2004, when he retired. He also was a co-founder of Burleigh Instruments Inc., a manufacturer of precision scientific instrumentation, which was sold in December 2000. He served for 18 years on the Board of Directors of Laser Power Corporation, a publicly-held company, until its sale in 2000. He currently serves on the Board of Directors of The University Technology Seed Fund. He is a member of the University of Rochester’s Visiting Committee for the School of Engineering and Applied Science. Mr. Klimasewski holds B.S. and M.S. degrees in optical engineering from the University of Rochester.

Terence A. Walts, age 62, has served as a director of the Company since December 2005.  Mr. Walts is President, CEO and Director of Transfusion & Transplantation Technologies LLC (“3Ti”), an early stage in-vitro diagnostics company. Prior to joining 3Ti, Mr. Walts served for three years and until late 2005 as President, CEO of Refocus Group, Inc., (OTCBB: RFCG) a late stage medical device company engaged in research and development for treatments of eye disorders. Prior to that position, Mr. Walts acted as a consultant to medical startup companies and held positions with, among others, Oncose, Inc., an in-vitro diagnostics company and  Medjet, Inc., an early stage medical devices company.  He served as Senior Vice President of CIBA Vision, a diversified eye care company from 1988 to 1998.  He holds a BS in Marketing from Indiana University and a MBA from the University of Notre Dame.

Sidney R. Knafel, age 79, has served as a director of the Company since August 2001. Mr. Knafel is presently the managing partner of SRK Management Company, a private investment company. He is the Chairman of Insight Communications Company, a cable communications company. Mr. Knafel is a director of IGENE Biotechnology, Inc. (PNK: IGNE) and General American Investors Company, Inc. (NYSE: GAM) as well as several private companies. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

Charles E. Phelps, Ph.D., age 67, has served as a director of the Company since December 2005. Dr. Phelps retired from his position of provost of the University of Rochester (University of Rochester is a stockholder of the company), in July 2007, as position he held since 1994. Prior to that position, Dr. Phelps was the chair of the Department of Community and Preventive Medicine in the University of Rochester’s School of Medicine and Dentistry. Prior to working at the University of Rochester, Dr. Phelps served as a senior staff economist and a program director at the RAND Corporation. Dr. Phelps has a bachelor's degree in mathematics from Pomona College, an MBA in hospital administration from the University of Chicago, and a PhD in business economics from the University of Chicago.

Norman N. Mintz, Ph.D., age 75 , has served on the Company’s Board of Directors since June 2007. Since 1990, Dr. Mintz has served as a Managing Director for Loeb Partners Corporation. Dr. Mintz has a Ph.D. in Finance and Economics from New York University, and has previously served as Professor of Finance at Syracuse University and Professor of Economics at Columbia University. Prior to 1990, he served as Executive Vice President of Columbia University. Dr. Mintz serves as a director of Intersections, Inc . (Nasdaq: INTX:US) as well as several private companies.

Mostafa Analoui, Ph.D., age 49, has served on the Company’s Board of Directors since May 2008. He is Head of Healthcare and Life Sciences Division at the Livingston Group in New York, New York. He is also President and CEO of Cense Biosciences, Inc. Prior to that, Dr. Analoui was a Senior Director and the Groton/New London Site Head for Global Clinical Technology at Pfizer Global Research and Development from 2001 through February 2008, where he led the platform technology mission for the clinical development and commercial division in areas including the medical imaging, diagnostics computational medicine, knowledge management and non-invasive measurement monitoring. Dr. Analoui holds a Ph.D. in engineering from Purdue University and holds two patents in quantitative and clinical imaging. He also serves as an adjunct professor at the Indiana University School of Medicine in Dentistry lecturing on emerging and multi-disciplinary topics.

Daniel I. Kerpelman, age 51, has served on the Company’s Board of Directors since May 2008. He is the President and Chief Executive Officer of Bio-Optronics, Inc., a healthcare workflow software company based in Rochester, New York and Nyon, Switzerland.  He also advises industry and private equity relating to medical technology, and test, inspection and certification. Previously, he was Chief Executive Officer of Société Generale de Surveillance, SA in Geneva, Switzerland, the world leader in test, inspection and certification. From June 2002 through March 2005, Mr. Kerpelman was Senior Vice President of Eastman Kodak and President of its Health Imaging Group, which focused on medical and dental imaging equipment, consumables and information technology. He spent most of his earlier career with GE Healthcare. Mr. Kerpelman is an engineer and holds a MBA from Northwestern University. He serves on the Board of Directors of XCounter AB, Cotecna SA, and the University of Rochester Medical Center.

The Company believes that its Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests.  We look for individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity.  While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, we seek a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, growth oriented organization that operates in the pharmaceutical, biotechnology and medical device industries when considering the overall composition of the Board.  Our policy is to have at least a majority of directors qualify as "independent" under the Nasdaq listing requirements.  We seek directors with experience in areas relevant to the strategy and operations of our business and an understanding of our business and the industry in which we operate, as well as general business and finance experience.  Each of our current directors holds or has held senior executive positions in organizations and has operating experience that meets these objectives, as described above.  Several of our directors also have experience serving on boards of directors and board committees of other public companies.  The Corporate Governance and Nominating Committee also believes that each of the current directors has other key attributes that are important to an effective board: the time and commitment to devote significant time to the Company; personal and professional integrity; diversity of experience in different industries; and general business acumen.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AS DIRECTORS.

Corporate Governance

Pursuant to the General Corporation Law of the State of Delaware, the state under which we are organized, and our By-laws, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of our Board of Directors are kept informed of Company business through discussions with our Chief Executive Officer and Chief Business and Financial Officer, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board.  At this time, the Board has separated the positions of Chairman and CEO, and has an independent director serve as Chairman.  This structure provides a greater role for independent directors in the oversight of the Company.  Further, this structure permits the Chief Executive Officer to focus on the management of the Company's day-to-day operations.

The Company has a risk management program overseen by Molly Henderson.  Material risks are identified and prioritized, and each prioritized risk is referred to the Audit Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committee. The Board regularly reviews information regarding Company's credit, liquidity, and operations, as well as the risks associated with each, and annually reviews the Company's risk management program as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking.

Board of Directors and Committee Meetings

During 2009, VirtualScopics’ Board of Directors held four meetings. During 2009, the Compensation Committee met five times, the Audit Committee met four times and the Corporate Governance and Nominating Committee met twice. No director attended fewer than 75% of the 2009 Board of Directors meetings. It is our policy to have each director attend the Annual Meeting of Stockholders, barring any reasonable conflicts. In 2009, seven directors attended the Annual Meeting of the Stockholders.

The independent directors on our Board of Directors meet in regularly scheduled meetings at which only independent directors are present.

Board of Director Committees

Audit Committee.   The Audit Committee is currently composed of Charles E. Phelps (Chairman), Norman N. Mintz and Mostafa Analoui. The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. Our Board of Directors has determined that that each of the members of the committee is independent in accordance with applicable rules of Nasdaq and the SEC and that Norman Mintz meets the qualifications as “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of SEC Regulation S-K, and that all three members meet Nasdaq's financial literacy criteria. The Board of Directors has also determined that Mr. Mintz is independent even though he falls outside of the “safe harbor” definition set forth in SEC Rule 10A-3(e)(1)(ii) because he is an officer and director of the general partner of Loeb Partners Company 147, L.P., which owns in excess of 10% of our Common Stock and has a 3.2% limited partnership interest. In making this determination, among other things, the Board of Directors considered Dr. Mintz’s service on the Board and the percentage of stock held by others.

Compensation Committee. The Compensation Committee is currently composed of Terence A. Walts (Chairman), Daniel I. Kerpelman, and Mostafa Analoui. Our Board of Directors has determined that each of the members of the committee is independent in accordance with applicable Nasdaq rules. The responsibilities of the Compensation Committee are to oversee the compensation structure of the officers of the Company as well as authorization of granting of equity instruments to employees, directors and consultants. The Compensation Committee does not have a charter.

The Compensation Committee has broad authority to review management's performance, assess market competition and set guidelines for compensation of our directors and executive officers. The committee does not delegate its authority regarding compensation but does periodically seek input from our president and chief executive officer and chief financial officer. The committee has not to date sought advice of outside compensation consultants as to the amount or form of management compensation.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is currently composed of Sidney R. Knafel (Chairman), and Terence A. Walts. The Board of Directors has determined that each of the members of the committee is independent in accordance with Nasdaq rules. This committee is responsible for assisting the Board of Directors by identifying individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity, in accordance with the committee’s charter, and to recommend to the Board of Directors nominees for each Annual Meeting of Stockholders; developing and recommending to the Board of Directors the Corporate Governance Guidelines applicable to the Company, leading the Board of Directors in its annual review of the Board of Directors’ performance; and recommending to the Board of Directors director nominees for each committee. The responsibilities of the Corporate Governance and Nominating Committee are more fully set forth in the Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

In considering whether to nominate a candidate for election to the Board of Directors, each candidate’s qualifications are considered in their entirety. Our Board of Directors has not established minimum qualifications that nominees must meet in order to be considered for election as a director but believes that the Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests. The committee reviews nominees suggested by stockholders and advises such stockholders of the outcome of their suggestions. To be considered by the Committee, stockholder nominations must be submitted in writing to the committee addressed to the Company’s headquarters within the timing of stockholder proposals generally. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an Annual Meeting of Stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior Annual Meeting of Stockholders. In the event that the date of the Annual Meeting of Stockholders for the current year is more than 30 days following the first anniversary date of the Annual Meeting of Stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company's proxy statement for the Annual Meeting of Stockholders for the current year.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements audited by Marcum LLP (formerly known as Marcum & Kliegman, LLP), including the balance sheets as of December 31, 2009 and 2008, and the consolidated statements of operations, cash flows and stockholders’ equity for the two fiscal years ended December 31, 2009. It also discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the role of the auditor, the Company’s significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Marcum LLP has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Marcum LLP, its independence.

Based on the review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2009 for filing with the SEC.

Respectfully submitted,

The Audit Committee:
Charles Phelps, Chair
Norman Mintz
Mostafa Analoui

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to our directors, officers and employees and can be viewed on our website, www.virtualscopics.com, under the section entitled “Committees and Charters.”

Communications with Directors

Stockholders who wish to communicate with the Board of Directors or any individual director can write to:

VirtualScopics, Inc.
Board Administration
500 Linden Oaks
Rochester, New York 14625

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

       -  forward the letter to the director or directors to whom it is addressed;
       - attempt to handle the matter directly (as where information about the Company or our stock is requested), or
       - not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic

A summary of all communications that were received since the last meeting and were not forwarded will be presented at each meeting of our Board of Directors along with any specific communication requested by a director.

Director Compensation

Our Board of Directors has adopted a Non-Employee Director Compensation Plan, or Director Plan, which was approved by stockholders at our 2008 Annual Meeting. The Director Plan provides for cash compensation and awards of stock options and stock awards to each director of the Company who is not a current employee of the Company or any of its affiliated companies. The stock options and shares of common stock that may be issued pursuant to the Director Plan will be issued under the VirtualScopics, Inc., Amended and Restated 2006 Long-Term Incentive Plan, or 2006 Plan.

The Director Plan provides for compensation elements comprised of: an initial stock option grant; annual remuneration; and, per meeting fees.

Initial Stock Option Grant. Each participating director is entitled to receive a one-time stock option grant covering 25,000 shares of our common stock under the 2006 Plan. The stock options generally vest in annual increments over four years beginning on the date of grant. The options are granted at the first Board meeting attended by a director, to the extent permitted at such time, or such later regular Board meeting when such grant is permitted.

Annual Option Grant. Each participating director will be eligible to receive an annual grant of stock options under the 2006 Plan. The amount of the grant will be determined by the Compensation Committee each year at or about the February Board meeting based on participant performance during the previous year. The number of options awarded on that date will be determined utilizing the Black-Scholes pricing model to determine a per share “value” divided into an amount up to $15,000.

Annual Retainer. Each participating director is entitled to receive an annual retainer in the amount of $5,000, with a $10,000 retainer for the Chairman. Payment may be taken in the form of cash or shares common stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing to fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Per Meeting Fees. Participating directors will be entitled to receive the following meeting fees:

Board Meetings	$1,500
Committee Meetings	$500
Committee Chair	$750

Directors will not be paid for more than one meeting per day. In the event there are multiple meetings, payment will be made for the meeting requiring the highest fee. Meeting fees will be paid quarterly on or about the first business day following the end of a quarter for the previous quarter. Payment may be taken in the form of cash or shares of restricted stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing to fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Term, Amendment and Termination. The Director Plan expires on February 26, 2018. The Board may terminate or suspend the Plan at any time, without stockholder approval. The Board may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

The following table presents compensation earned by each nonemployee member of our Board of Directors for 2009.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compens-ation ($)		Total ($)
(a)	(b)	(c) (1)	(d) (2) (3)	(e)	(f)	(g)		(h)
Robert Klimasewski	-	$43,724	$12,663	-	-	$8,845	(4)	$65,232
Sidney Knafel	-	$46,256	$12,663	-	-	-		$58,919
Jeffrey Markin(5)	-	-	-	-	-	-		-
Norman Mintz	-	$47,826	$12,663		-	-		$60,489
Charles Phelps	$21,647	$29,690	$12,663	-	-	-		$64,000
Terence Walts	$11,750	$15,020	$12,663	-	-	-		$39,433
Mostafa Analoui	$5,813	$20,190	$12,663	-	-	-		$38,666
Daniel Kerpelman	$16,757	$-	$12,663	-	-	-		$29,420

1.
Under the Non-Employee Director Compensation Plan, directors may elect to receive the annual retainer of $5,000, $10,000 for the Chairman, and per meeting fees in the form of cash or our restricted stock under the 2006 Long Term Incentive Plan. Certain non-employee directors have elected to receive such fees earned in 2006, 2007, 2008 and 2009 in restricted stock units. The number of shares to the non-employee directors during 2009, for services rendered during 2006 – 2009, under the Director Plan is as follows: Mr. Klimasewski, 37,602 shares; Mr. Knafel, 40,228 shares; Mr. Phelps, 25,595 shares; Mr. Walts, 12,948 shares; Mr. Analoui, 17,757 shares and Mr. Mintz, 38,858 shares.

2.	The option award value represents the full grant date fair value. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.
3.
Includes options granted under the Non-Employee Director Compensation Plan, outstanding at fiscal year end, to acquire the following number of shares: Mr. Klimasewski, 79,805 shares; Mr. Knafel, 99,295 shares; Mr. Mintz, 49,868 shares; Mr. Phelps, 70,374 shares; Mr. Kerpelman, 39,851; Mr. Analoui, 39,851 and, Mr. Walts, 70,374 shares. The shares underlying the option grants are authorized and reserved for issuance under the 2006 Plan. Mr. Klimasewski’s also had outstanding options to purchase 350,000 shares of common stock granted in November 2005 during his employment as the Company’s Chief Executive Officer. He retired in August 2006.

4.
As former CEO he is entitled to participate with standard employee medical, dental, group life and disability coverage. These amounts are the total premiums paid by the Company for such standard coverage.

5.
During 2009 Mr. Markin was an employee and did not receive compensation for his services as a director and is not a member of any committee of the Board of Directors of the Company. Information regarding compensation for Mr. Markin’s services as a named executive officer for the fiscal year ended December 31, 2009 can be found in the Summary Compensation Table appearing herein.

  Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of VirtualScopics’ common stock by (i) each person who is known by VirtualScopics to own of record or beneficially more than 5% of the outstanding common stock, (ii) each of VirtualScopics’ directors, nominees and named executive officers, and (iii) all directors and named executive officers of VirtualScopics as a group. The first two columns of the table set forth beneficial ownership information for such persons as of March 31, 2010.

Common Stock
	Number of Common Shares Beneficially Owned (1)	Percentage of Common Shares Beneficially Owned(2)
5% or greater stockholders
University of Rochester (3)	3,839,252	14.7%
Loeb Investors Company (4)	4,930,297	19.1%
Pfizer Inc. (5)	1,553,121	6.0%
GE Healthcare (6) (7)	1,218,467	4.7%

Directors and Executive Officers
Robert Klimasewski (4)(7)(8)	1,030,870	3.8%
Molly Henderson (7)	151,513	*
Sidney Knafel (4)(7)(8)	1,197,189	4.4%
Terence Walts (7)	107,452	*
Charles Phelps (7)(9)	78,581	*
Jeffrey Markin (7)	533,132	2.0%
Norman Mintz (4)(7)	65,088	*
Mostafa Analoui (7)	124,997	*
Dan Kerpelman (7)	18,713	*
Directors & Executive Officers as a group (9 persons)	3,313,785	12.8%

*	Less than 1% of the outstanding shares of common stock.
(1)	Includes options, warrants, convertible stock, and similar rights to purchase shares of VirtualScopics common stock that are exercisable within sixty (60) days of March 31, 2010.
(2)
The calculations in these columns are based upon 25,828,918 shares of common stock outstanding on March 31, 2010, plus the number of shares of common stock subject to outstanding options,  warrants and convertible stock held by the person with respect to whom the percentage is reported on such date. The shares of common stock underlying such options, warrants, convertible stock and similar rights, are deemed outstanding for purposes of computing the percentage of the person holding such options but are not deemed outstanding for the purpose of computing the percentage of any other person. The calculations also assume the convertibility of all shares of preferred stock into 830.36 shares of common stock per share.

(3)
Based solely on a Schedule 13G filed by the University of Rochester, filed April 1, 2010, the University of Rochester has sole voting and disposition power over the shares. Includes 357,075 shares of common stock which may be purchased upon the exercise of an outstanding warrant. The address of the University of Rochester, 601 Elmwood Avenue, Admin Bldg. 263, Rochester, NY 14626.

(4)
Messrs. Klimasewski, Knafel and Mintz are limited partners in Loeb Investors Company 147, LP, and disclaim any beneficial ownership of such shares. The address for Loeb Investors Company 147, LP is 61 Broadway, Suite 2400, New York, NY 10006.

(5)
Based solely on a Schedule 13G filed by Pfizer, Inc., dated June 22, 2007, Pfizer has sole voting and disposition power over the shares. The address of Pfizer, Inc. is 50 Pequot Ave., MS 6025-C4127, New London, Connecticut 06320.

(6)	Shares owned by GE Medical Systems, a Division of General Electric Company, with an address of 3000 North Grandview Blvd., Waukesha, Wisconsin 53188.
(7)
Presently reported ownership includes 145,313, 418,667, 75,657, 403,125, 3,713, 52,986, 6,250, 26,230, and 52,986 shares issuable under options exercisable within 60 days of March 31, 2010 held by Ms. Henderson and Messrs. Klimasewski, Knafel, Markin, Kerpelman, Walts, Analoui, Mintz and Phelps, respectively. Mr. Walts’ reported ownership before the financing also includes 41,518 shares issuable upon conversion of Series A Preferred Stock. The address of each is c/o VirtualScopics, Inc., 500 Linden Oaks, Rochester, NY, 14625.

(8)
Mr. Knafel’s reported ownership includes 419,742 common shares, 415,180 shares issuable upon conversion of the Series B Preferred and 249,107 shares issuable upon the exercise of warrants, each through SRK Management Co. Mr. Klimasewski’s reported ownership includes 438,527 common shares, 83,036 shares issuable upon conversion of the Series B Preferred and 49,821 shares issuable upon the exercise of warrants.

(9)	Mr. Phelps was the Provost of the University of Rochester. Mr. Phelps disclaims any beneficial ownership of the shares owned by the University of Rochester.

Preferred Stock
	Number of Preferred Shares Beneficially Owned (1)	Percentage of Preferred Shares Beneficially Owned (2)
5% or greater stockholders
Philip J. Hempleman (3)(8)	1,500	26.0%
Dareen Investment Group Ltd. (4)(9)	750	13.0%
BridgePointe Master Fund Ltd. (5)(10)	1,154	20.0%
Crescent International, LTD (6)	400	6.9%
Bristol Investment Fund, LTD (7)	326	5.7%
SRK Management Co. (8)(10)	500	8.7%

(1)
Includes all shares of Series A Preferred Stock and Series B Preferred Stock held. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock or Series B Preferred Stock. Each share of Series A Preferred Stock and Series B Preferred Stock is convertible into 830.36 shares of common stock.

(2)
The calculation in this column is based upon 3,288 shares of Series A Preferred Stock outstanding and 2,480 shares of Series B Preferred Stock outstanding on March 31, 2010. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock or Series B Preferred Stock.

(3)	Shares owned by Mr. Philip J. Hempleman and the 1998 Hempleman Family Trust, each having an address of Two Dublin Hill Drive, Greenwich, CT 06830.
(4)	Shares owned by Dareen Investment Group Limited, with an address of Mill Mall, Suite 6, Wickhams Cay 1, PO Box 3085, RoadTown, Tortola, BVI.
(5)	The address of BridgePointe Master Fund Ltd. is 1125 Sanctuary Parkway, Suite 275, Alpharetta, GA 30004.
(6)	The address of Crescent International, LTD is 84 Avenue Louis-Casal, SH-1216, Cointrin/Geneva, Switzerland.
(7)	The address of Bristol Investment Fund, LTD is 6353 W. Sunset Blvd., Suite 4006, Hollywood, CA 90028.
(8)	Shares indicated represent Series A Preferred Stock.
(9)	Shares indicated represent Series B Preferred Stock.
(10)	The address of SRK Management Co. is 810 Seventh Avenue, 41st Floor, New York, New York 10019.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2009, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

Information About Executive Officers

In addition to Mr. Markin, VirtualScopics’ additional executive officer is Molly Henderson, Chief Business and Financial Officer, Senior Vice President.

Molly Henderson, has served Chief Business and Financial Officer, Senior Vice President of VirtualScopics since May 2008 and Chief Financial Officer since May 2003. Ms. Henderson’s primary functions at VirtualScopics include providing strategic direction and overseeing all strategic, contractual, legal, intellectual property, business and financial related matters, as well as ensuring compliance with financial and SEC reporting requirements. Additionally, Ms. Henderson is responsible for the Company’s investor relations and prepares and coordinates all of VirtualScopics external communications, including press announcements. Ms. Henderson routinely visits New York City and other key cities throughout the US conducting road shows as well as frequent presentations of the Company and its technology at key life science investor conferences. During her tenure at VirtualScopics, Ms. Henderson has been directly responsible for raising over $20 million in equity funding, taking the company public through a reverse merger in 2005, and achieving its listing on Nasdaq.

Earlier in her career, Ms. Henderson served as the Corporate Controller of Ultralife, Inc., (NasdaqNM: ULBI) a publicly-held provider of high performance lithium battery solutions. Prior to Ultralife, Ms. Henderson was a Manager in the audit division of PricewaterhouseCoopers LLP. Ms. Henderson received her M.B.A. and B.S. degrees from the State University of New York at Buffalo.

Executive Compensation

Summary Compensation Table

The following table discloses compensation received by our principal executive officer, and our other executive officer, the chief financial officer, (the “named executive officers”) for 2009 and 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)

Jeffrey Markin,	2009	$280,000	$111,700	-	$316,429	(1)(2)	$11,855	(3)	$719,984
President and Chief Executive Officer	2008	$265,000	$87,450	-	$445,935	(1)(2)	$9,577	(3)	$807,962

Molly Henderson	2009	$200,000	$58,500	-	$146,708	(1)(2)	$3,259	(3)	$408,467
Chief Business and Financial Officer, Sr. Vice President	2008	$175,000	$42,350	-	$105,004	(1)(2)	$1,433	(3)	$323,787

1.   On February 24, 2009, Mr. Markin and Ms. Henderson were granted stock options under the 2006 Plan to purchase 412,500 and 191,250 shares, respectively, of our common stock at $0.90 per share. On February 26, 2008, Mr. Markin and Ms. Henderson were granted stock options under the 2006 Plan to purchase 500,000 and 50,000 shares, respectively, of our common stock at $1.01. On May 9, 2008, Ms. Henderson was granted stock options under the 2006 Plan to purchase 100,000 shares of our common stock at $0.69. The options vest over four years beginning on the date of grant.

2.   The option award amounts represent the Black Scholes value of the stock options at the date of grant. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.

3.   The Company allows for the named executive officers to participate with standard employee medical, dental, group life, disability coverage and the Company’s 401k match program. These amounts are the total premiums paid by the Company for such standard coverage.

401(k) and Profit-Sharing.

The Company maintains a 401(k) plan for all eligible employees. The 401(k) plan provides a match to employee contributions. The Company's match is 50% of the first 6% of eligible compensation an employee contributes to the plan.  All named executive officers are eligible for this plan up to the IRS wage or contribution limits.

Health and Welfare Benefits

Eligible employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and group disability and life insurance

Employment Agreements

On February 27, 2009, the Company entered into employment agreements with Mr. Jeffrey Markin, the president and chief executive officer of the Company, and Ms. Molly Henderson, the chief business and financial officer of the Company. The employment agreements superseded any existing employment agreements between the Company and each of the aforementioned executive officers, but provides for the continuation of the executives' existing agreements with the Company addressing confidentiality, non-competition, and restrictive covenants.

The agreements provide for an employment term at-will and provide the automatic renewal for successive one year terms so long as the executive remains employed with the Company. Both Ms. Henderson and Mr. Markin will receive six months of continued salary and benefits if either is terminated without cause.  In the event there is a change of control of the Company, each named executive is entitled to receive twelve months salary if a comparable position is not offered.

Bonus Plans

During 2009, the Compensation Committee administered bonuses to our executive officers under the 2009 Bonus Plan. The 2009 Bonus Plan covers all employees of the company including the Chief Executive Officer, and the Chief Business and Financial Officer.  The 2009 Bonus Plan provided performance criteria based upon meeting certain financial and operational targets in the 2009 fiscal year. If our performance meets or exceeds the staged targets in the Plan, the participating employees may receive cash incentive bonus payments equal to a percentage of an employee’s eligible base pay, amounts may be further adjusted for individual performance. With respect to the Chief Executive Officer, the bonus percentage range is 0% to 40% of eligible base pay (on target is 30%) for the Chief Business and Financial Officer, the bonus percentage range is 0% to 30% (on target is 22%). For management employees the bonus percentage range is 0% to 10% of eligible base pay (on target is 8%). The Chief Executive Officer is not eligible for a bonus unless the Company meets the initial threshold for financial performance. Employees other than the Chief Executive Officer may receive a discretionary bonus if our performance results do not meet the threshold. The Committee may adjust the bonus amounts on a discretionary basis for individual performance, and for our results above the maximum thresholds.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards made to our named executive officers that were outstanding at December 31, 2009.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Jeffrey Markin,	50,000	50,000	(3)	$1.20	11/14/2017
President and Chief	-	500,000	(2)	$1.01	2/26/2018
	-	412,500	(2)	$0.90	2/24/2019
	-	250,000	(3)	$1.20	4/28/2016

Molly Henderson	10,000	-	(1)	$1.81	9/30/2012
Chief Business and	-	2,750	(3)	$1.20	2/14/2013
Financial Officer, Senior	-	67,250	(3)	$1.20	10/30/2013
Vice President	-	12,500	(3)	$1.20	12/31/2013
	-	114,843	(3)	$1.20	9/9/2015
	6,250	18,750	(2)	$1.20	11/14/2017
	12,500	37,500	(2)	$1.01	2/26/2018
	25,000	75,000	(2)	$0.69	5/8/2018
	-	191,250	(2)	$0.90	2/24/2019

1.  These options have a ten year expiration and vest in three annual increments beginning on the date of grant.

2.  These options have a ten year expiration and vest in four annual increments beginning on the date of grant.

3.  These options were exchanged in a 1 for 2 stock option exchange on November 4, 2009. Under the terms of the stock option exchange, the expiration date did not change and one year was added to the vesting schedule for each grant, all other terms and conditions remained the same as those when originally granted.

Certain Relationships and Related Transactions

Pfizer Clinical Imaging and Services Agreement

Concurrent with Pfizer’s equity investment in VirtualScopics, LLC in June 2002, VirtualScopics, LLC entered into a Clinical Imaging and Services Agreement with Pfizer. This agreement was renewed for a two-year period commencing August 2005 and further renewed in November 2006. The agreement is intended to assist VirtualScopics, LLC in further developing and validating its image analysis software and image-based biomarkers through testing by Pfizer. The agreement automatically renews in one-year terms at the end of the current two-year term. Pfizer may terminate the agreement for any or no reason on 30 days’ advance notice.

MRI Machine

In December 2002, VirtualScopics, LLC received an investment of $2,450,000 from GE Medical Systems for 1,088,889 of VirtualScopics, LLC series C preferred units. These units were converted into shares of our Common Stock. Upon receipt of the proceeds of this investment, VirtualScopics, LLC purchased an MRI machine from this investor for $2,300,000. During 2003, the equipment was sold to the University of Rochester, a related party, for $2,300,000. VirtualScopics, LLC received a payment of $1,250,000 from the University of Rochester in addition to retaining the right to use the machine exclusively one day a week through 2010. The advanced use of the equipment of $1,050,000 was recorded as a deferred asset on the balance sheet and is amortized based on usage over the life of the agreement. The equipment will be used by us for research and to broaden our ability to service our customers.

PROPOSAL 2-
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder ratification, our Audit Committee has appointed Marcum LLP (formerly known as Marcum & Kliegman, LLP), to serve as our Independent Registered Public Accounting Firm for the year ending December 31, 2010. Selection of our Independent Registered Public Accounting Firm is not required to be submitted to a vote of the stockholders. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. Approval of the proposal to ratify the appointment of Marcum LLP requires the approval of a majority of the shares present in person or represented by proxy at the Annual Meeting.

Representatives of Marcum LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Fees for Audit and Other Services

The following table shows the fees billed or expected to be billed to us for the audit and other services provided by Marcum LLP for 2008 and 2009:

	2008	2009
Audit Fees	$148,450	$128,198
Audit Related Fees	-	3,759
Total Audit and Audit Related Fees	148,450	131,957

Tax Fees	-	-

Total Fees	$148,450	$131,957

Audit Fees. This category includes the audit of our consolidated financial statements, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q. This category also includes the review of interim financial statements, SEC registration statements and comfort letters.

Audit Related Fees. The services for fees under this category include other accounting advice.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee administers our engagement of Marcum LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Marcum LLP, and whether for reasons of efficiency or convenience it is in our best interest to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Marcum LLP of the non-audit services listed above did not affect their independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Audit Committee for specific pre-approval before the Company can engage for them. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission, in accordance with the Securities Exchange Act of 1934, as amended. You may read and copy our reports, proxy statements and other information filed by us at the Public Reference Room of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our reports, proxy statements and other information filed with the SEC are available to the public over the Internet at the SEC’s website at http://www.sec.gov and through a link at our website at http://www.virtualscopics.com. However, information on the SEC’s website and on our website does not constitute a part of this Proxy Statement.

ANNUAL REPORT TO STOCKHOLDERS

For those stockholders that received the full set of the proxy materials in the mail, a copy of our Annual Report for 2009 accompanies this Proxy Statement. For those stockholders that received only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form are available as instructed on the Notice.  The Notice contains instructions on how to access the proxy materials over the internet and vote online. These materials contain detailed information about the meeting, the proposals to be considered, our Board's nominees for directors and other information concerning the Company.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

A stockholder who wishes to receive written copies of the Annual Report or proxy materials, now or in the future, may obtain one, without charge, by addressing a request to Jim Groff, Accounting Manager, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, calling the number indicated on the Notice and Access, or e-mailing info@virtualscopics.com.

HOUSEHOLDING

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail.

We will deliver promptly upon written or oral request, a separate copy of the Annual Report and this Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or this Proxy Statement, contact us at: Jim Groff, Accounting Manager, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, (585) 249-6231. If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact the Company in the same manner.

If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER MATTERS

We do not know of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, VirtualScopics will cancel the proxy.

STOCKHOLDERS' PROPOSALS

Under applicable securities laws, stockholder proposals must be received by us no later than December 17, 2010 to be considered for inclusion in our Proxy Statement relating to the 2011 Annual Stockholders Meeting. If we change the date of the 2011 Annual Meeting by more than 30 days from the date of the 2010 Annual Meeting, then stockholder proposals must be received by us a reasonable time before we begin to print and mail our Proxy Statement for the 2011 Annual Meeting. A stockholder proposal submitted outside the process of SEC Rule 14a-8 is considered untimely if it is not received by March 2, 2011.

By the Order of the Board of Directors

Molly Henderson, Chief Business and Financial Officer,
Senior Vice President and Corporate Secretary

Rochester, New York
April 16, 2010

VIRTUALSCOPICS, INC.
PROXY / VOTING INSTRUCTIONS

VIRTUALSCOPICS, INC.
500 LINDEN OAKS
ROCHESTER, NEW YORK 14625

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Molly Henderson and Jeffrey Markin and each of them acting solely, as attorneys and agents with full power of substitution to vote as proxy all the shares of Common Stock, par value $.001 per share, Series A Convertible Preferred Stock, par value $.001 per share and Series B Convertible Preferred Stock, par value $.001 per share, of VirtualScopics, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of VirtualScopics, Inc. to be held at 11:00 a.m. on May 27, 2010, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610 and at any adjournment(s) thereof, in the manner indicated on the reverse hereof and in her discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope. To vote by Internet, please access the web page at www.continentalstock.com and follow the on-screen instructions. Have your control number available when you access the webpage. To vote by telephone, please call the number provided on the Notice and Access and follow the instructions. Have your control number and the proxy card available when you call.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated _________________

Signature

Signature if held jointly

When signing as Executor, Administrator,

Trustee or the like, please give full title.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 AND 2. ANY PROXY WHICH IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY DIRECTOR NOMINEE, SHALL BE DEEMED TO GRANT SUCH AUTHORITY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

Continental Stock Transfer
17 Battery Place, 8th Floor
New York, New York 10004

☐ Please mark your vote as in this example.

(1) Election of Directors (except as specified below)	FOR ALL ☐ nominees listed below	WITHHOLD AUTHORITY TO VOTE FOR ☐ all nominees listed below	EXCEPTIONS ☐

Jeffrey Markin
Robert Klimasewski
Terence Walts
Sidney Knafel
Charles Phelps, Ph.D.
Norman Mintz, Ph.D.
Mostafa Analoui, Ph.D.
Dan Kerpelman

Instructions: To withhold vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name(s) in the space provided below.

(2) To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2010

FOR ☐                AGAINST ☐                ABSTAIN ☐

(Sign and date on reverse side)

VIRTUALSCOPICS, INC. - ANNUAL MEETING - May 27, 2010

THANK YOU FOR VOTING